Exhibit 10.3

BEYOND.COM(R)

                              INSERTION ORDER (IO)
                                  LEAD PURCHASE
                                Beyond.com, Inc.
                          1069 Fiist Avenue, Suite 100
                           King of Prussia, PA 19406
              TEL: 610-878-2800 FAX: 610-878-2801 WEB: Beyond.vom

                                                            IO Agreement Number:
                                                      Salesperson: JASON STEVENS
                                                      Order Date: March 13, 2012

CONTACT INFO                                                           BILL TO:
Company: PINGIFY INTERNATIONAL INC                                     Company:

Address: Scotia Place, Tower 1           Phone: 780-628-6867           Address:                           Phone:
         10060 Jasper Ave., Suite 2020   Fax:   780-669-5859                                              Fax:
         Edmonton, AB, T5J 1V9           Email: Jason@pingify.com                                         Email:
                                         Website: www.pingify.com
                                                                       Contact:
Title:                                                                 Title:

TERMS

Payment Terms: Net 30
Payment Method:  __Check  __Credit Card

COMPANY NOTES

*    Beyond.com will pay PINGIFY INTERNATIONAL INC. $.05 per click
* Beyond, at its discretion, may raise or lower this daily cap at any time by delivering notice to Client through electronic means.
* Beyond.com would provide API access to PINGIFY INTERNATIONAL INC. to intagrate into PINGIFY INTERNATIONAL INC.'s job search results
* Beyond.com will provide one or more API keys to track unique registrations from PINGIFY INTERNATIONAL INC.
* Total clicks will be tracked by Pingify. All monthly payments will be delivered monthly and will be based on Pingify's tracking information.
* Either party may terminate for any reason with 24 hours notice through electronic or written communication.

PRODUCT NAME      START DATE       TERM      TYPE (CPA/CPC/CPN)        QUANTITY             COST       AUTO RENEW (Y/N)
------------      ----------       ----      ------------------        --------             ----       ----------------
Click             2012-03-13      30 Days         CPC            Up to 20,000 per month     $0.05            Y

Authorized Signature Beyond.com ("Beyond") and the client company identified above ("Company") (each, a "Party"), by their duty authorized representatives, have executed this Agreement as of the date(s) set forth below, the latter of which shall be the effective date of this Agreement ("Effective Date"). This IO and the corresponding Standard Terms and Conditions for Lead Purchase at http://Beyond.com/CIOPTerms.htm, shall be binding on both parties when signed below on behalf of each party and delivered to the other party (which delivery may be accomplished by facsmile transmission).

Company: Beyond.com, Inc.                   Company: Pingify International Inc.


By: /s/ Jason Stevens                       By: /s/ Jason Gray
    --------------------------------            --------------------------------
Name:  Jason Stevens                        Name:  Jason Gray
Title: Director of Operations               Title: CEO
Date:                                       Date:  March 13, 2012